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                                  EXHIBIT 99.1



                                                 FOR IMMEDIATE RELEASE
                                                 ---------------------

CONTACT:  Randy Michaels
         513-621-1300


                        JACOR COMMUNICATIONS TO ACQUIRE
                        -------------------------------
                                CITICASTERS INC.
                                ----------------

CINCINNATI, FEB. 13, 1996 -- JACOR COMMUNICATIONS, INC. (NASDAQ:JCOR) today announced it has signed a definitive agreement to acquire Cincinnati-based Citicasters Inc. (NASDAQ:CITI), owner of 19 radio stations in eight U.S. markets as well as two network affiliated television stations.

         Jacor will pay $29.50 cash per Citicasters share, plus approximately 1/5 of a warrant per fully diluted Citicasters share. The warrants will permit Citicasters shareholders to purchase a Jacor share at $28. The consideration will be adjusted upward if the closing is delayed. The transaction, which will be effected through a merger, is subject to regulatory review.

         Jacor said it will fund the acquisition through a combination of debt and equity.

         Jacor President Randy Michaels comments, "This acquisition delivers strong management, comparable cultures and incomparable synergies. No other group purchase could deliver the immediate operational symmetry to Jacor that Citicasters provides. This deal significantly enhances existing Jacor operations in Tampa, Cincinnati, and Atlanta while delivering formidable pre-assemblies in Columbus, Portland, and Sacramento, in addition to WKRC-TV Cincinnati and WTSP-TV Tampa."

         Mr. Michaels continues to say, "This deal delivers on every level, from natural market alignment to superior management depth while providing a wonderful foundation for creative swaps and marketplace re-engineering."

         Jacor owns and operates 23 radio stations in eight U.S. markets and recently announced plans to acquire Noble Broadcasting, owner and operator of 12 radio stations. Upon completion of the Citicasters and Noble transactions, Jacor will own and operate the largest number of radio stations of any American broadcast group.
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
                          Rank             Jacor            Noble            Citicasters          Combined
                          ----             -----            -----            -----------          --------
Atlanta                   #12              WPCH-FM                             WKLS-FM          2 FM+1 LMA
                                           WGST-AM/FM                                           1 AM

Cincinnati                #25              WEBN-FM                             WKRQ-FM          4 FM
                                           WOFX-FM                             WWNK-FM          2 AM
                                            WLW-AM                             WKRC-TV          1 TV
                                           WCKY-AM

Columbus                  #34                                                  WLVQ-FM          3 FM
                                                                               WHOK-FM          2 AM
                                                                               WLLD-FM
                                                                               WTVN-AM
                                                                               WLOH-AM

Denver                    #24              KRFX-FM          KBCO-FM                             4 FM
                                           KBPI-FM          KHIH-FM                             4 FM
                                            KOA-AM          KHOW-AM
                                           KTLK-AM          KBCO-AM

Jacksonville              #50              WQIK-FM                                              3 FM
                                           WHJX-FM                                              2 AM
                                           WJBT-FM
                                           WJGR-AM
                                           WZAZ-AM

Kansas City               #29                                                  KYYS-FM          1 FM
                                                                               WDAF-AM          1 AM

Phoenix                   #21                                                  KSLX-FM          1 FM
                                                                               KOPA-AM          1 AM

Portland                  #26                                                  KKCW-FM          2 FM
                                                                               KKRZ-FM          1 AM
                                                                               KEX-AM

Sacramento                #28                                                  KSEG-FM          1 FM
                                                                               KRXQ-FM

San Diego                 #15              KHTS-FM          XTRA-FM                             2 FM
                                                            XTRA-AM                             1 AM


St. Louis                 #18                               KMJI-FM                             2 FM
                                                            KNJZ-FM                             1 AM
                                                            KATZ-AM

Tampa                     #22              WFLZ-FM                             WXTB-FM          4 FM
                                           WDUV-FM                             WTBT-FM          2 AM
                                           WFLA-AM                             WTSP-TV          1 TV
                                           WBRD-AM

Toledo                    #75                               WVKS-FM                             2 FM
                                                            WRVF-FM                             1 AM
                                                            WSPD-AM